UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

811-22228
Investment Company Act file number

PNMAC Mortgage Opportunity Fund, LP

6101 Condor Drive
Moorpark , California 93021

Jeff Grogin, Secretary
PNMAC MORTGAGE OPPORTUNITY FUND, LP
6101 Condor Drive,   Moorpark , California 93021
(818) 224-7050

Copies to:

Richard T. Prins, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

Date of fiscal year end: December 31

Date of reporting period:  September 30, 2012

Item 1. Schedule of Investments.

PNMAC Mortgage Opportunity Fund, LP
Schedule of Investments
September 30, 2012 (Unaudited)
	Shares or
	Principal Amount	Fair Value
INVESTMENTS - 100.3%
Mortgage Investments - 83%*
PNMAC Mortgage Co., LLC^	$1,469,712	$34,239,435
PNMAC Mortgage Co Funding, LLC^	119,803,241	132,909,335
PNMAC Mortgage Co Funding II, LLC^	88,840,266	92,301,940
PNMAC Mortgage Co. (FI), LLC^	30,190,539	32,167,769
Total Mortgage Investments (Cost $240,303,758)	240,303,758	291,618,479

Mortgage-Backed Securities - 11.3%*
PENNYMAC Asset-Backed Certificates: PNMAC 2011-NPL1 M1	35,335,000	34,628,300
5.25%, 09/25/51**
SWDNSI Trust Series 2010-2^	8,813,534	4,997,133
Total Mortgage-Backed Securities (Cost $38,738,712)	44,148,534	39,625,433

Short-Term Investments - 6.0%*
Black Rock Liquidity Fund - TempFund Institutional Shares^	20,975,537	20,975,537
Total Short-Term Investments (Cost $20,975,537)	20,975,537	20,975,537

TOTAL INVESTMENTS - 100.3%* (Cost $300,018,007)		352,219,449

Liabilities in Excess of Other Assets - (0.3%)*		(956,199)
TOTAL PARTNERS' CAPITAL - 100%*		$351,263,250

* Percentages are stated as a percent of partners' capital.
^ Investment represents securities held or issued by related parties
All investments are in the United States of America

The cost basis of investments for federal income tax purposes at September 30, 2012 was as follows**:
Cost of investments		$300,018,007
Net unrealized appreciation		$52,201,442

**Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent semi-annual or annual report.

FAS 157 - Summary of Fair Value Exposure at September 30, 2012.

PNMAC Mortgage Opportunity Fund, LP (the “Master Fund”) carries its investments at fair value.  The Fund applies the hierarchy described in the Fair Value Measurements and Disclosures topic of the Financial Accounting Standards Board's Accounting Standards Codification, which prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. Each financial instrument's level assignment within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement for that particular instrument.  The three levels of the hierarchy are described below:

Level 1 - Quoted prices in active market for identical securities.

Level 2 - Prices determined using other significant observable inputs.  Observable inputs are inputs that other market participants would use in pricing a security.  These may include quoted prices for similar securities, interest rates, prepayments speeds, credit risk and others.

Level 3 - Prices determined using significant unobservable inputs.  In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Master Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may also result in transfer in or out of an investment's assigned level within the hierarchy.

Following is a summary of financial statement items that are measured at estimated fair value on a recurring basis as of September 30, 2012:

Description	Total	Level 1	Level 2	Level 3
Short-term Investments	$20,975,537	$20,975,537	$-	$-
Mortgage-Backed Securities	39,625,433	-	-	39,625,433
Mortgage Investments	291,618,479			291,618,479
Total Investments	$352,219,449	$20,975,537	$-	$331,243,912

Following is a summary of changes in Statement of Assets and Liabilities line items measured using Level 3 inputs:

	Mortgage Investments	Mortgage-Backed Securities	Total
Balance as of 12/31/11	$317,719,483	$217,994,223	$535,713,706
Accrued discounts	-	3,706,912	3,706,912
Realized gain (loss)	-	(5,965,179)	(5,965,179)
Change in unrealized appreciation (depreciation)	9,284,207	9,099,437	18,383,644
Purchases	48,314,789	34,150,009	82,464,798
Sales	-	(113,762,483)	(113,762,483)
Distributions	(83,700,000)	(29,718,468)	(113,418,468)
Repayments	-	(75,879,018)	(75,879,018)
Balance as of 09/30/12	$291,618,479	$39,625,433	$331,243,912

Valuation Techniques and Assumptions

Investment in Master Fund

The Fund’s fair value estimates of investments held by the Master Fund are based on the expected proportionate share of the discounted cash flow projections of the assets and liabilities of the Master Fund’s investments, which in turn are substantially dependent of the Master Fund’s proportionate share of the discounted cash flow projections of its investments in PNMAC Mortgage Co., LLC, PNMAC Mortgage Co. Funding, LLC, PNMAC Mortgage Co. Funding II, LLC and PNMAC Mortgage Co (FI), LLC (the companies are referred to collectively as the “Mortgage Investments”). Most of the Mortgage Investments’ assets are mortgage loans and real estate acquired in settlement of loans which are carried at fair value. Following are the valuation methods and assumptions applied in the measurement of the Mortgage Investments’ assets.

Mortgage Loans

The mortgage loans carried by Mortgage Investments are generally not saleable into active mortgage loans markets. Therefore the Master Fund classifies these assets as “Level 3” financial statement items, and their fair values are estimated using a discounted cash flow valuation model. Inputs to the model include current interest rates, loan amount, payment status and property type, and forecasts of future interest rates, home prices, prepayment speeds, default and loss severities.

The valuation process includes the computation by stratum of loan population and a review for reasonableness of various measures such as weighted average life, projected prepayment and default speeds, and projected default and loss percentages. The valuation staff computes the effect on the valuation of changes in input variables such as interest rates, home prices, and delinquency status in order to assess the reasonableness of changes in the loan valuation. The results of the estimates of fair value of the Mortgage Investments’ loans are reported to the Investment Manager’s Valuation Committee as part of its review and approval of monthly valuation results.

Changes in fair value attributable to investment-specific credit risk are measured by the changes in respective loan’s delinquency status at period-end from the later of the beginning of the period or acquisition date.

The significant unobservable inputs used in the fair value measurement of the Master Fund’s mortgage loans are discount rate, home price projections, voluntary prepayment speeds and default speeds. Significant changes in any of those inputs in isolation could result in a significant change to the loans’ fair value measurement. Increases in home price projections are generally accompanied by an increase in voluntary prepayment speeds.

Following is a quantitative summary of key assumptions used in the valuation of mortgage loans at fair value:

Valuation Techniques	Key Inputs	Range (Weighted Average)
Discounted cash flow	Discount rate	12.4% - 15.8%
(13.1)%
	Twelve-month housing price index change	-0.2% - 0.0%
(-0.2)%
	Voluntary Prepayment speed (Life voluntary CRR) (1)	2.0% - 2.1% (2.1)%
	Total Prepayment speed (Life total CPR) (2)	20.2% - 22.1%
(20.5)%
(1) Prepayment speed is measured using Constant Repayment Rate (“CRR”). (2) Prepayment speed is measured using 1 year Voluntary Conditional Prepayment Rate (“CPR”).

Real Estate Acquired in Settlement of Loans

The Mortgage Investments measure their investments in real estate acquired in settlement of loans at the respective properties’ estimated fair values. Fair value of real estate acquired in settlement of loans is based on a current estimate of value that is based on a broker’s price opinion or a full appraisal.

The Investment Manager incorporates lack of liquidity into its fair value estimates based on the type of asset or liability measured and the valuation method used. For example, for mortgage loans where the significant inputs have become unobservable due to illiquidity in the markets for distressed mortgage loans or non-Agency, non-conforming mortgage loans, a discounted cash flow technique is used to estimate fair value. This technique incorporates forecasting of expected cash flows discounted at an appropriate market discount rate that is intended to reflect the lack of liquidity in the market.

Item 2. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  PNMAC Mortgage Opportunity Fund, LP

By (Signature and Title)   /s/ Stanford L. Kurland
                                                    Stanford L. Kurland, CEO

Date        November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Stanford L. Kurland
                                                    Stanford L. Kurland, CEO

Date        November 28, 2012

By (Signature and Title)    /s/ Anne D. McCallion
                                                    Anne D. McCallion, CFO

Date        November 27, 2012